                                    (LOGO)

NUMBER                         United Financial                           SHARES
                                MORTGAGE CORP.
             INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                            --------------------
                                                             CUSIP  910303 10 6
This Certifies that               -SPECIMEN-                --------------------

is the owner of                                                    New Cusip
                                                                   910303304

           Fully Paid and NonAssessable Shares of the Common Stock,
                          No Par Value Per Share, of

                        UNITED FINANCIAL MORTGAGE CORP.

transferable on the books of the Corporation by the holder himself in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder by acceptance hereof asserts. This Certificate is not valid unless countersigned by a Transfer Agent and registered by the Registrar.

     Witness, the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

     Dated:
                                                        Please Supply Name
                                                  ------------------------------
                                                  PRESIDENT/SECRETARY

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado 80202


By:_____________________________________________________
      Transfer Agent and Registrar Authorized Officer

                        UNITED FINANCIAL MORTGAGE CORP.
                        Corporate Stock Transfer, Inc.
                 Transfer Fee:  $10.00 Per Certificate Issued




   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM    -- as tenants in common                UNIF GIFT MIN ACT- ................. Custodian for ................
                                                                            (Cust.)                         (Minor)
  TEN ENT    -- as tenants by the entireties                           under Uniform Gifts to Minors

  JT TEN     -- as joint tenants with right of                         Act of .........................................
                survivorship and not as tenants                                              (State)
                in common

                        Additional abbreviations may also be used though not in the above list.

          For value received ..........................................hereby sell, assign and transfer unto

                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                                            IDENTIFYING NUMBER OF ASSIGNEE
                                        --------------------------------------

                                        --------------------------------------
                                   Please print or type name and address of assignee

            ...............................................................................................

            ...............................................................................................

            ...............................................................................................

            .........................................................................................Shares

            of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint....................................................................................

            ...............................................................................................
            Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

            Dated ........................ 19..................

SIGNATURE GUARANTEED:                          X ..........................................................


                                               X ..........................................................

   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE
SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Bank, Stockbrokers, Savings
and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.
